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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 5, 1996

                      SUNSHINE MINING AND REFINING COMPANY




  STATE OF DELAWARE            1-10012                  75-2231378
(STATE OF ORGANIZATION) (COMMISSION FILE NO.)  (IRS EMPLOYER IDENTIFICATION NO.)


               877 W. MAIN STREET, SUITE 600, BOISE, IDAHO 83702
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (208) 345-0660

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ITEM 5.   OTHER EVENTS.

The Prospectus Supplement dated March 5, 1996 of Sunshine Merger Company, as filed with the Securities and Exchange Commission (the 'Commission') on March 5, 1996, pursuant to Rule 424(b)(3) and (c) under the Securities Act of 1933, as amended (the 'Act') and Rule 14(a)-(6)(b) promulgated under the Securities Exchange Act of 1934, as amended, is being filed with the Commission herewith as an exhibit to this Form 8-K pursuant to Rule 135c(d). The Prospectus Supplement relates to the offering of up to $30,000,000 Senior Exchangeable Notes due 2000 (the "Notes") by Sunshine Precious Metals, Inc. The Notes will be guaranteed by and exchangeable into shares of Common Stock of Sunshine Mining and Refining Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Prospectus Supplement dated March 5, 1996 of Sunshine Merger Company relating to the offering of up to $30,000,000 Senior Exchangeable Notes due 2000, and filed with the Securities Exchange Commission on March 5, 1996.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SUNSHINE MINING AND REFINING COMPANY


March 15, 1996                        By: /s/   John S. Simko
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                                          John S. Simko
                                          President and Chief Executive Officer




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                               INDEX TO EXHIBITS

 Exhibit                 Description                                                         Page
 -------                 -----------                                                         ----
 99.1                    Prospectus Supplement dated March 5, 1996 of Sunshine Merger
                         Company relating to the offering of up to $30,000,000 Senior
                         Exchangeable Notes due 2000, and filed with the Securities
                         Exchange Commission on March 5, 1996.





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